Leases - Composition of Total Rent Expense (Detail) - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Sep. 30, 2014	Sep. 30, 2013	Sep. 30, 2012
Leases [Abstract]
Minimum rentals	$ 12,852	$ 11,568	$ 22,966	$ 21,530	$ 20,639
Less: Sublease rental income	(316)	(282)	(601)	(600)	(156)
Total rent expense, net	$ 12,536	$ 11,286	$ 22,365	$ 20,930	$ 20,483